United States of America

DEPARTMENT OF STATE

To all to whom these presents shall come, Greetings:

I Certify That the document hereunto annexed is under the Seal of the State(s) of Virginia, and that such Seal(s) is/are entitled to full faith and credit.*

In testimony whereof, I, Condoleezza Rice, Secretary of State , have hereunto caused the seal of the Department of State to be affixed and my name subscribed by the Assistant Authentication Officer, of the said Department, at the city of Washington, in the District of Columbia, this thirty-first day of December, 2007.

Secretary of State

By

Assistant Authentication Officer,
Department of State

Issued pursuant to CHXIV, State of Sept. 15, 1789, 1 Stat. 68-69; 22 USC 2657; 22USC 2651a; 5 USC 301; 28 USC 1733 et. seq.; 8 USC 1443(f); RULE 44 Federal Rules of Civil Procedure.

***For the contents of the annexed document,the Department assumes no responsibility**

This certificate is not valid if it is removed or altered in any way whatsoever

REPÚBLICA FEDERATIVA DO BRASIL 00000011

Embaixada em Washington - Serviço Consular

Reconheço verdadeira, por semelhança, a assinatura, neste documento, de Fernesia T. Crawford, Funcionária do Departamento de Estado, Estados Unidos da América. E, para constar onde convier, mandei passar o presente, que assinei e fiz selar com o Selo deste Consulado. Dispensada a legalização da assinatura de autoridade consular, de acordo com o artigo 2º do Decreto Nº 84.451, de 31/01/1980. A legalização deste documento não implica aceitação ou aprovação de seu conteúdo.

Pagou US$20,00 ou R$20,00 [illegible]

Washington, D.C., 02 de janeiro de 2008.

Luis Alberto de Miranda Mendes
Vice-Cônsul

SELO CONSULAR

20
EMBAIXADA DA REPÚBLICA FEDERATIVA DO BRASIL

COMMONWEALTH OF VIRGINIA

Office of the

Secretary of the Commonwealth

I, Katherine K. Hanley, Secretary of the Commonwealth, and as such, Keeper of the Great and Lesser Seals, do hereby certify that Johnnie L. Zarecor

whose name is signed to the within Certificate bearing the date of December 26, 2007

is and was at the time of signing same

Notary Public, Commonwealth of Virginia;

and is authorized by the laws of this Commonwealth to make and sign such instrument and to all official acts full faith, credit and authority are due and ought to be given.

Given under my hand and under the Great Seal of the Commonwealth, at Richmond, on, December 27, 2007 and in the 232nd year of the Commonwealth.

Katherine K. Hanley

Secretary of the Commonwealth

2224033

GUARANTY AGREEMENT ("Agreement")

GUARANTY, dated as of December 19, 2007, is made by **COMANCHE PARTICIPAÇÕES DO BRASIL LTDA.**, a Brazilian limited liability company, organized and existing under the laws of Brazil, with its head-office in the city and State of São Paulo, at Rua do Rócio, No. 83, 11nd. Floor, Edifício Augusto de Arruda Botelho Filho, Zip Code: 04552-000, registered with the General Taxpayers' Registry (CNPJ) under No. 07.751.535/0001-43, herein represented by its undersigned Financial Attorney-in-facts, (the "**Guarantor**"), in favor of **Tri-State Title & Escrow, LLC**, in its capacity as collateral agent (in such capacity, the "**Collateral Agent**") for the benefit of the Buyers (as defined below).

WITNESSETH:

WHEREAS, Comanche Clean Energy Corporation, a Cayman Islands corporation (the "**Company**") and each party listed on the Schedule of Buyers attached to the Securities Purchase Agreement (Bridge Notes) (the "**Securities Purchase Agreement**") ("**Buyer**" or "**Buyers**"), executed the aforesaid Securities Purchase Agreement on December 19, 2007, pursuant to which the Company will issue a series of its senior secured convertible notes (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "**Notes**"), which Notes will be secured by a first priority security interest in substantially all of the shares of capital stock of each of **(i)** Comanche Biocombustivieis de Canitar Ltda., **(ii)** Comanche Biocombustivies de Santa Anita Ltda., **(iii)** Comanche Biocombustiveis de Bahia Ltda. and **(iv)** Comanche Bioenergia de Maranhao Ltda., currently held by Guarantor;

WHEREAS, it is a condition precedent to the Buyers purchasing the Notes that the Guarantor executes and delivers to the Collateral Agent a guaranty guaranteeing all of the obligations of the Company under the Securities Purchase Agreement, the Notes and any other related document (the "**Transaction Documents**");

WHEREAS, the term Buyer shall refer to and contain all its respective successors and assignees;

WHEREAS, the Guarantor has agreed that the execution and performance of this Guaranty Agreement directly benefits it and is in its best interest;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform their obligations under the Securities Purchase Agreement, the Guarantor hereby agrees as follows:

SECTION 1. Definitions. All terms used in capital letters on this Guaranty Agreement not defined herein shall have the meaning ascribed to the in the Securities Purchase Agreement. For purposes of this Guaranty Agreement the term "**Guaranteed Obligations**" means:

(a) all present and future, principal or incident, indebtedness, obligations, and liabilities of the Company to the Collateral Agent and the Buyers under the Transaction Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Sections 4(a)(vii) and (viii) of the Notes. Without limiting the generality of the foregoing, the Obligations include the obligation of the Company to pay principal, interest, charges, expenses, fees, and disbursements, indemnities and other amounts payable by the Company under the Transaction Documents, whether or hereafter arising, whether arising before, during or after the initial or any renewal of the term of the Notes or after the commencement of any case with respect to the Company under the United States Bankruptcy Code, the Bankruptcy Law of the Cayman Islands or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case);

(b) the due performance and observance by the Company and Guarantor of all of its obligations in respect of any of the Transaction Documents; and

(c) the obligation of the Company and the Guarantor to reimburse any amount incurred by Collateral Agent or any Buyer arising from any act related to items above.

SECTION 2. Guaranty. The Guarantor is constituted, unconditionally and irrevocably, surety and principal obligor, of all Guaranteed Obligations, assuring their full and punctual payment, when due and payable. The Guarantor also agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Collateral Agent or the Buyers in enforcing any rights under this Guaranty Agreements.

SECTION 3. Guaranty Absolute: Continuing Guaranty: Assignments.

(a) The Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, with express waiver of the rights granted by articles 827, 829, 830, 834, 835, 837, 838 and 839 of the Brazilian Civil Code. The obligations of the Guarantor under this Guaranty Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce such obligations, irrespective of whether any action is brought against the Company or any other guarantor under the Transaction Documents. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i) any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating to this Guaranty Agreement;

(ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any

consent under the Transaction Documents, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Company or any other party to the Transaction Documents;

(iii) any taking, exchange, release or non-perfection of any other collateral constituted under the Transaction Documents;

(iv) any change or corporate restructuring of any party to the Transaction Documents; or

(v) any other defense which may be opposed to the Collateral Agent that might constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty Agreement shall continue to be effective until all Guaranteed Obligations are completely fulfilled and complied with and is binding upon all of Guarantor's successor. Without limiting the foregoing sentence, the Collateral Agent or any Buyer may pledge, assign or otherwise transfer all or any portion of its rights and obligations arising from the Transaction Documents, this Guaranty Agreement or any other related documents to any other person, and such other person shall thereupon become vested with all the benefits granted to such Buyer under the Transaction Document.

(b) In case of any amount becomes due under the Guaranteed Obligations, the Guarantor shall perform all its obligations hereunder according to the Collateral Agent directions without contestation or offset, net of any fees, taxes, expenses, withholdings or liabilities, whether present or future, immediately after the receipt of a notice sent by the Collateral Agent on the terms set forth on Section 8 below, informing the value to be paid by the Guarantor.

SECTION 4. Waivers. To the extent permitted by applicable law, the Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty Agreement. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated in the Transaction Documents and that the guaranty herein given and the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantor hereby waives any right to revoke this Guaranty Agreement, and acknowledges that this Guaranty Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

SECTION 5. Subrogation. The Guarantor may not exercise any rights that it may now or hereafter acquire against any party to the Transaction Documents or any other guarantor that arise from the, payment, performance or enforcement of the Guaranteed Obligations, prior to the total performance of the Guaranteed Obligations.

SECTION 6. Representations, Warranties and Covenants.

(a) The Guarantor hereby represents and warrants as of the date first written above as follows:

(i) The Guarantor **(A)** is a limited liability company duly organized, validly existing and, to the extent legally applicable in good standing under the laws of Brazil, **(B)** has all requisite limited liability company power and authority to conduct its business as now conducted and as presently contemplated and to execute this Guaranty Agreement and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and **(C)** is duly qualified to do business and, to the extent legally applicable, is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect (as defined on the **Securities Purchase Agreement)**.

(ii) The execution, delivery and performance by the Guarantor of this Guaranty Agreement and each other Transaction Document to which the Guarantor is a party **(A)** have been duly authorized by all necessary limited liability company action, **(B)** do not and will not contravene its Articles of Organization or any applicable law in any material respect or any contractual restriction binding on the Guarantor or its properties (except where the contravention of such contractual restriction would not result in a Material Adverse Effect), **(C)** do not and will not result in or require the creation of any lien (other than Permitted Liens pursuant to any Transaction Document) upon or with respect to any of its properties, and **(D)** do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties unless such default, noncompliance, suspension, revocation, impairment, forfeiture or non-renewal would not have a Material Adverse Effect.

(iii) Except than the register of this Agreement on a Register of Title and Deeds of the city and State of São Paulo *("Registro de Títulos e Documentos")* and other documents as expressly provided for in any of the Transaction Documents, no authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty Agreement or any of the other Transaction Documents to which the Guarantor is a party.

(iv) Each of this Guaranty Agreement and the other Transaction Documents to which the Guarantor is or will be a party will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratoriumor fraudulent conveyance..

(v) There is no pending or, to the knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other governmental authority or any arbitrator that if adversely determined, could reasonably be expected to have a Material Adverse Effect.

(vi) The Guarantor **(A)** has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction Documents, and **(B)** now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from the Collateral Agentor the Buyers information concerning the Transaction Documents, financial condition or business of the Company or the other parties to Transaction Documents.

(b) The Guarantor covenants and agrees that until indefeasible full and final payment of the Guaranteed Obligations (other than contingent indemnification obligations in respect of which no claim has been asserted), it will comply with each of the covenants (except to the extent applicable only to a public company) which are set forth in Section 4 of the Securities Purchase Agreement as if the Guarantor were a party thereto.

SECTION 7. Right of Set-off. Whenever the Guaranteed Obligations become due and payable by the Guarantor under this Guaranty Agreement, any Buyer may, and is hereby authorized to, set-off its credits under this instrument and the Transaction Documents against the Guarantor and with any and all deposits at any time held against the Guarantor or with any other indebtedness at any time owing by any Buyer to the Guarantor, irrespective of whether or not the Buyer or the Collateral Agent shall have made any demand under this Guaranty Agreement or any other Transaction Document. The rights of any Buyer under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-oft) which such Buyer may have under this Guaranty Agreement or any other Transaction Document in law or otherwise.

SECTION 8. Notices. All notices and other communications in relation to this Guaranty Agreement shall be in writing and shall be mailed, telecopied or delivered if to the Guarantor, to it at its address set forth on the signature page hereto, or if to the Collateral Agent or any Buyer, to it at its respective address set forth in the Securities Purchase Agreement; or as to such any other person at such respective address. All notices and other communications shall be effective **(i)** if mailed (by certified mail, postage prepaid and return receipt requested), on the next Business Day counting as from its receipt, provided same is on a Business Day and, if not, on the next Business Day; **(ii)** if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; **(iii)** if delivered by hand, on the next Business Day counting as from its receipt, or **(iv)** one (1) Business Day after delivered by an overnight courier service properly addressed to the party to receive the same.

SECTION 9. Taxes.

(a) All payments made by the Guarantor hereunder or under any other Transaction Document shall be made without counterclaim or any deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes (*tributos*), levies, imposts, deductions, contributions, charges or withholdings, and all liabilities with respect thereto, including the income taxes *(imposto de renda retido na fonte)* established by the Brazilian legislation and excluding taxes imposed on the net income of any Buyer by the jurisdiction in which such Buyer is organized or any jurisdiction where it has its principal lending office or where the Buyer's business creates an income tax liability for which withholding is required to be

made by the Guarantor (all such non-excluded taxes, levies, imposts, deductions, charges, withholding and liabilities, collectively or individually, "**Taxes**"). If the Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document;

(i) the amount so payable shall be increased to the extent necessary to that after making all required deductions and withholdings (including Taxes on amounts payable to any Buyer pursuant to this sentence) each Buyer receives an amount equal to the sum it would have received had no such deduction or withholding been made;

(ii) the Guarantor shall make such deduction or withholding;

(iii) the Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law; and

(iv) as promptly as possible thereafter, the Guarantor shall send the Buyer an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Collateral Agent, as the case may be) showing payment of all taxes. In addition, the Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levier that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document.

(b) If the Guarantor fails to perform any of its obligations under this Section 10, such Guarantor shall indemnify the Collateral Agent and each Buyer for any taxes, interest or penalties that may become payable as a result of any such failure.

SECTION 10. Miscellaneous

(a) The Guarantor will make each payment due hereunder in lawful money of the United States of America (as set forth in the Transaction Documents), according to the Collateral Agent or the Buyers instructions.

(b) No amendment or waiver of any provision of this Guaranty Agreement and no consent to any departure by the Guarantor shall in any event be effective unless the same shall be in writing and signed by Guarantor and Collateral Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c) No failure on the part of Collateral Agent or of the Buyers to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver hereof, nor shall any single of partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Buyers provided herein and in the other Transaction Document are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.

(d) Any provision of this Guaranty Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e) This Guaranty Agreement shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Noteholder and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent and any Buyer may assign or otherwise transfer its rights and obligations under this Guranty Agreeement and the Securities Purchase Agreement.. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent or each Buyer.

(f) This Guaranty Agreement reflects the entire understanding of the parties hereto and shall not be contradicted by any other agreement, oral or written, entered into before the date hereof.

SECTION 11. <u>CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE.</u> THIS AGREEMENT CONSTITUTES A *"TITULO EXECUTIVO EXTRA-JUDICIAL"* ACCORDING TO THE TERMS OF ARTICLE 585, ITEM II, OF THE BRAZILIAN CODE OF CIVIL PROCEDURE AND WILL BE GOVERNED BY THE LAWS OF FEDERATIVE REPUBLIC OF BRAZIL. ANY DISPUTES ARISING THEREFROM OR IN CONNECTION THEREWITH SHALL BE RESOLVED BEFORE THE COURTS OF THE CITY OF SÃO PAULO, WITH EXPRESS WAIVER OF ANY OTHER VENUE.

10o.R.T.D. MICROFILME No. 1.831.058

And being thus agreed and contracted, the parties execute the present Guaranty Agreement in three (3) copies of equal text and form, in the presence of the undersigned witnesses.

TRI-STATE TITLE & ESCROW, LLC

By: [signature]
Name: GUY W. TURNER
ID: President

City/County of Rappahannock
Commonwealth/State of Virginia
Sworn to and subscribed before me this 26
day of December 20 07
Witness my hand and official seal.
[signature] Notary Public

JOHNNIE L. ZARECOR
Notary Public
Commonwealth of Virginia
Reg. #351816
My Commission Exps. Oct. 31, 2008

(Signature page of the Guaranty Agreement entered into by TRI-STATE TITLE & ESCROW, LLC and COMANCHE PARTICIPAÇÕES DO BRASIL LTDA. on December 19, 2007.)

COMANCHE PARTICIPAÇÕES DO BRASIL LTDA.

By: ______________________________

Name: Edison Valter Lelis Ferreira — CPF: 004.203.488-40 | João Eduardo Pesciotto de Carvalho — CPF: 215.120.818-16

ID:

Witnesses:

1. ______________________________
Name: Elaine Freitas Leme Cardoso
ID Card: 17360155-8

2. ______________________________
Name: Ariane S. Melo
ID Card: 32.019.375-5

CARTÓRIO DO 11º TABELIÃO DE NOTAS
Paulo Augusto Rodrigues Cruz - Tabelião
Rua Domingos de Morais, 1062 - Tel.: 5085-5755
Este documento, para produzir efeito no Brasil e para valer contra terceiros, deverá ser vertido em vernáculo e registrada a tradução em Cartório de Registro de Títulos e Documentos (item 67.1 Seção VII, Cap. XIV das Normas de Serviço da C.G.J. apr. pelo Prov. 5/8).

Cartório do 11º Tabelião de Notas de São Paulo
Reconheço por SEMELHANÇA a(s) Firma(s) de: EDISON VALTER LELIS FERREIRA e JOAO EDUARDO PESCIOTTO DE CARVALHO, a qual confere com padrão depositado em cartório.
São Paulo, 20 de dezembro de 2007 - 10:28:27
Em Testemunho da verdade. Total R$ 6,40
VICENTE DE ALMEIDA - ESCREVENTE
1097AA440268

Cartório do 11º Tabelião de Notas de São Paulo
Reconheço por SEMELHANÇA a(s) Firma(s) de: ELAINE FREITAS LEME CARDOSO e ARIANE SANTOS DE MELO, a qual confere com padrão depositado em cartório.
São Paulo, 20 de dezembro de 2007 - 13:45:
Em Testemunho da verdade. Total R$ 6,40
VICENTE DE ALMEIDA - ESCREVENTE
1097AA440371

CARTÓRIO DO 11º TABELIÃO DE NOTAS
Paulo Augusto Rodrigues Cruz - Tabelião
Rua Domingos de Morais, 1062 - Tel.: 5085-5755
Este documento, para produzir efeito no Brasil e para valer contra terceiros, deverá ser vertido em vernáculo e registrada a tradução em Cartório de Registro de Títulos e Documentos (item 67.1 Seção VII, Cap. XIV das Normas de Serviço da C.G.J. apr. pelo Prov. 5/8).

EM BRANCO

10o. OFICIAL DE REGISTRO DE TITULOS
E DOCUMENTOS DA CAPITAL - SAO PAULO
RUA XV DE NOVEMBRO, N. 244 - 6o. ANDAR
TELEFONES: 3104-8434 E 3105-6483 (FAX)
O PRESENTE TITULO/DOCUMENTO,PROTOCOLADO
REGISTRADO EM MICROFILME SOB
No. 1.831.058.
SAO PAULO, 08 DE JANEIRO DE 2008.

BEL.EDUARDO R.JUNQUEIRA FRANCO - OFICIAL
LUIS F.JUNQUEIRA FRANCO - ESC.SUBSTITUTO
DANIELA RODRIGUES BARBOSA - ESC.AUTORIZ.
ADRIANO MARTINS CERCA - ESC. AUTORIZ.
NATANAEL RODRIGUES - ESC. AUTORIZADO
ERIVELTON DE OLIVEIRA RODRIGUES-ESC.AUT.

INCLUIDOS 28% AO ESTADO - 21% AO IPESP
5% AO REG. CIVIL - 5% AO TRIB. JUSTICA

10o. R.T.D./R.P.J.
Emolumentos...: R$*********31,10
Estado........: R$**********8,84
Cart.Prev.....: R$**********6,55
Registro Civil: R$**********1,64
Trib. Justica.: R$**********1,64
Total.........: R$*********49,77

Brazil [2/15]
24149

Lenora Pereira Hupsel de Oliveira
TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL
Matrícula JUCERJA nº 163
Tradução nº 7609/08 B

10o.R.T.D. MICROFILME No.1.831.058

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob n°165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

A abaixo assinada, nomeada para o idioma inglês nos termos da Portaria Nº 690 do Egrégio Plenário, em 09 de março de 2006, assinada pelo Presidente da Junta Comercial do Estado do Rio de Janeiro, Tradutora Pública e Intérprete Comercial na Praça do Rio de Janeiro, Capital do Estado do Rio de Janeiro, República Federativa do Brasil, atesta que lhe foi apresentado um documento exarado em idioma inglês a fim de traduzi-lo para o vernáculo, o que cumpre em razão de seu ofício.

EM TESTEMUNHO DO QUE, aponho minha assinatura e afixo meu Selo de Ofício.

Lenora P.H. de Oliveira
Lenora Pereira Hupsel de Oliveira
Lenora Pereira Hupsel de Oliveira
TRADUTORA PÚBLICA E
INTÉRPRETE COMERCIAL
Matrícula JUCERJA nº 165

10o. OFICIAL DE REGISTRO DE TITULOS
E DOCUMENTOS DA CAPITAL - SAO PAULO
RUA XV DE NOVEMBRO, N. 244 - 6o. ANDAR
TELEFONES: 3104-8434 E 3105-6483 (FAX)
O PRESENTE TITULO/DOCUMENTO,PROTOCOLADO
REGISTRADO EM MICROFILME SOB
No. 1.831.058.
SAO PAULO, 08 DE JANEIRO DE 2008.

BEL.EDUARDO K.JUNQUEIRA FRANCO - OFICIAL
LUIS F.JUNQUEIRA FRANCO - ESC.SUBSTITUTO
DANIELA RODRIGUES BARBOSA - ESC.AUTORIZ.
ADRIANO MARTINS CERCA - ESC. AUTORIZ.
NATANAEL RODRIGUES - ESC. AUTORIZADO
ERIVELTON DE OLIVEIRA RODRIGUES-ESC.AUT.

INCLUIDOS 28% AO ESTADO - 21% AO IPESP
5% AO REG. CIVIL - 5% AO TRIB. JUSTICA

10o. R.T.D./R.P.J.

Emolumentos...:	R$#########31,10
Estado........:	R$##########8,84
Cart.Prev.....:	R$##########6,55
Registro Civil:	R$##########1,64
Trib. Justica.:	R$##########1,64
Total.........:	R$#########49,77

10o. R.T.D./R.P.J.

Emolumentos...:	R$#########31,10
Estado........:	R$##########8,84
Cart.Prev.....:	R$##########6,55
Registro Civil:	R$##########1,64
Trib. Justica.:	R$##########1,64
Total.........:	R$#########49,77

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

Tradução J6109B/08

O documento entregue para tradução é um CONTRATO DE FIANÇA ----------------------------

CONTRATO DE FIANÇA ("Contrato")--------------

Este contrato de FIANÇA, datado de 19 de dezembro de 2007, firmado entre **COMANCHE PARTICIPAÇÕES DO BRASIL LTDA.**, sociedade empresária limitada, constituída de acordo com as leis da República Federativa do Brasil, com sede na cidade e Estado de São Paulo, na Rua do Rócio, n.º 84, 11.º andar, Edifício Augusto de Arruda Botelho Filho, CEP 04552-000, inscrita no Cadastro Nacional da Pessoa Jurídica do Ministério da Fazenda ("CNPJ/MF") sob o N.º 07.751.535/0001-43, neste ato representada pelos seus Representantes Financeiros, abaixo assinados (**"Fiador"**), em favor de **Tri-State Title & Escrow, LLC**, na sua capacidade de agente de garantias ("*Agente de Garantias*") em nome das *Compradoras* (conforme definido abaixo).--------------

CONSIDERANDOS--------------------------------------

CONSIDERANDO que, Comanche Clean Energy

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

Corporation, uma sociedade constituída nas Ilhas Cayman ("a **Sociedade**") e cada parte listada como "**Compradora**" no "Anexo das Compradoras" ("Schedule of Buyers") anexo ao Contrato de Compra e Venda de Valores Mobiliários (*"Securities Purchase Agreement – Bridge Note"*) ("Contrato de Compra e Venda de Valores Mobiliários") (**"Compradora" ou "Compradoras"**) firmaram o referido Contrato de Compra e Venda de Valores Mobiliários em 19 de Dezembro de 2007, nos termos do qual a Sociedade emitirá uma série de Títulos conversíveis garantidos (Notes) (visto que tais Títulos podem ser alterados, reformulados, realocados ou de outra maneira, modificados de tempos em tempos de acordo com as cláusulas estabelecidas naquele contrato, coletivamente os "**Títulos**"), os quais serão garantidos por um penhor de primeiro grau sobre todas as quotas do capital social de (i) Comanche Biocombustíveis de Canitar Ltda., (ii) Comanche Biocombustíveis de Santa Anita Ltda., (iii) Comanche Biocombustíveis da Bahia Ltda., e (iv) Comanche Bioenergia do Maranhão Ltda., detidas pelo Fiador;--

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Lenora Pereira Hupsel de Oliveira - Rio de Janeiro

CONSIDERANDO que, é uma condição precedente à aquisição dos Títulos pelas Compradoras, que o Fiador assine e entregue ao Agente de Garantias uma fiança garantindo todas as obrigações da Sociedade sob o Contrato de Compra e Venda de Valores Mobiliários, sob os Títulos e demais documentos relacionados (os "**Documentos da Operação**");---------

CONSIDERANDO que o termo Compradora abrange também os seus respectivos sucessores e cessionários; e--

CONSIDERANDO que, o Fiador concorda que a assinatura e cumprimento desta Fiança irá beneficiá-lo e vai diretamente ao encontro de seus interesses diretamente;---

PORTANTO, em consideração às premissas e acordos deste contrato e de modo a induzir as Compradoras a cumprirem as suas obrigações conforme o Contrato de Compra e Venda de Valores Mobiliários, o Fiador, neste ato concorda com o seguinte:---------------------

CLÁUSULA 1. <u>Definições.</u> Todos os termos

utilizados em letras maiúsculas neste Contrato de Fiança e aqui não definidos, deverão ter o mesmo significado constante no Contrato de Compra e Venda de Valores Mobiliários. Para o propósito deste Contrato de Fiança, o termo "**Obrigações Garantidas**" significa:-----------------------------------

(a) todos os passivos, obrigações e dívidas, presentes e futuras, principais e acessórias, da Sociedade perante o Agente de Garantias e as Compradoras sob os Documentos da Operação, sendo ou não, o direito de pagamentos referentes a tais pretensões reduzidos para julgamento, liquidado, não liquidado, fixo, contingenciado, vencido, disputado, não disputado, legal, eqüitativo, garantido, não garantido, e sendo ou não tal pretensão quitada, mantida ou de outro modo afetado por qualquer procedimento referido na Cláusula 4(a) (vii) e (viii) dos Títulos. Sem limitação à generalidade do disposto acima, as Obrigações, incluem a obrigação da Sociedade de pagar o valor principal, juros, custas, gastos, taxas, adiantamentos, indenizações e qualquer

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira - TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

outro valor devido pela Sociedade nos termos dos Documentos da Operação, quer surgido posteriormente, anteriormente, durante ou após o início, ou após qualquer renovação do prazo dos Títulos ou após o início de qualquer procedimento relativo à Sociedade, conforme o Código de Falências dos Estados Unidos da América, a Lei de Falências das Ilhas Cayman ou qualquer outro estatuto (incluindo pagamento de juros e quaisquer outros valores que poderiam estar vencidos ou se transformar em dívida para o começo de tal procedimento, sendo ou não tais valores permitidos ou permissíveis por completo ou por partes em tais procedimento);--

(b) o devido cumprimento e observância pela Sociedade e pelo Fiador por todas as obrigações referentes a qualquer Documento da Operação; e------

(c) a obrigação da Sociedade e do Fiador de reembolsar qualquer valor incorrido pelo Agente de Garantias ou qualquer Compradora em decorrência de quaisquer atos relacionados aos itens anteriores.------

CLÁUSULA 2. Fiança. O Fiador constitui-se fiador e principal pagador, de maneira irrevogável e irretratável, das Obrigações Garantidas, garantindo o seu total e pontual pagamento, quando devido e pagável. O Fiador também concorda em pagar todo e qualquer gasto (incluindo custas e taxas razoáveis de seus consultores) razoavelmente incorridos pelo Agente de Garantias ou pelas Compradoras para o cumprimento de qualquer direito deste Contrato de Fiança.---

CLÁUSULA 3. Fiança Absoluta: Fiança Contínua: Cessão:---

(a) O Fiador garante que as Obrigações Garantidas serão pagas estritamente de acordo com os termos dos Documentos da Operação, com expressa renúncia aos direitos assegurados pelos artigos 827, 829, 830, 834, 835, 837, 838 e 839 do Código Civil Brasileiro. As obrigações do Fiador incluídas neste Contrato de Fiança são independentes das Obrigações Garantidas, e ação ou ações separadas podem ser instauradas ou iniciadas contra o Fiador para fazer cumprir tais

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Lenora Pereira Hupsel de Oliveira - Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

obrigações, sem restrição da possibilidade de qualquer ação ser instaurada contra a Sociedade qualquer outro garantidor sob os Documentos da Operação. A responsabilidade do Fiador relativa a este Contrato de Fiança é irrevogável, absoluta e incondicional, sendo que o Fiador, neste ato, irrevogavelmente renuncia, na medida em que permitido por lei, qualquer defesa que, neste momento ou em momento posterior, possa vir a ter em relação a toda e qualquer:--------------------------------

(i) ausência de validade ou exeqüibilidade dos Documentos da Operação ou qualquer outro contrato ou instrumento relacionados a este Contrato de Fiança;---

(ii) mudança no tempo, maneira e lugar do pagamento, ou em qualquer outro modo, de todas ou quaisquer Obrigações Garantidas, ou qualquer outra alteração, renúncia ou consentimento sob os Documentos da Operação, incluindo, mas não se limitando a qualquer aumento nas Obrigações Garantidas resultantes da extensão de crédito

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira - TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro

adicional à Sociedade ou quaisquer outras partes dos Documentos da Operação;-------------------------------

(iii) ganho, permuta, quitação ou ineficácia de qualquer outra garantia constituída sob os Documentos da Operação;-------------------------------

(iv) mudança ou reestruturação societária de qualquer das partes dos Documentos da Operação; ou---

(v) qualquer outra defesa que possa ser oposta ao Agente de Garantias que possa constituir uma defesa pertinente, ou uma isenção de responsabilidade de qualquer parte dos Documentos da Operação ou qualquer outro garantidor;------------

Este Contrato de Fiança permanecerá válido até o cumprimento de todas as Obrigações Garantidas e vincula todos os sucessores do Fiador. Sem limitação ao disposto anteriormente, o Agente de Garantias ou qualquer Compradora pode empenhar, ceder ou de qualquer forma transferir toda ou qualquer parcela dos seus direitos e obrigações decorrentes dos

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

10o.R.T.D. MICROFILME No.1.831.058

Documentos da Operação, deste Contrato de Fiança ou demais documentos relacionados para qualquer pessoa, e esta outra pessoa será imediatamente investida com todos os benefícios garantidos para tal Compradora sob os Documentos da Operação.----------

(b) No caso de qualquer quantia se tornar devida no âmbito das Obrigações Garantidas, o Fiador deverá cumprir com todas as obrigações previstas neste contrato, seguindo as indicações do Agente de Garantias sem contestá-las ou compensá-las, não estando sujeita a qualquer taxa, imposto, gastos, retenção na fonte ou dívidas, tanto surgidas no presente quanto no futuro, imediatamente após o recebimento de uma notificação enviada pelo Agente de Garantias nos termos estabelecidos na Cláusula 8 abaixo, informando o valor a ser pago pelo Fiador.----

CLÁUSULA 4. Renúncia. Sempre que permitido pela legislação em vigor, o Fiador neste ato renuncia a qualquer presteza, diligência, notificação de aceitação e qualquer outra notificação relativa a quaisquer Obrigações Garantidas e a este Contrato de Fiança. O

Fiador reconhece que irá receber direta e indiretamente benefícios dos arranjos financeiros contemplados nos Documentos da Operação e que a prestação desta garantia e a renúncia feita nesta Cláusula 4 é sabidamente feita em contemplação a tais benefícios. O Fiador, neste ato, renuncia qualquer direito de revogar esta Fiança, e reconhece que esta Fiança apresenta natureza contínua e se ajusta a todas as Obrigações Garantidas, sendo ela existentes no presente ou no futuro.-----------------------------------

CLÁUSULA 5. Subrogação. O Fiador não pode exercer nenhum direito que possa ser imediatamente ou posteriormente adquirido contra qualquer parte dos Documentos da Operação ou qualquer outro garantidor em decorrência de pagamento, cumprimento ou execução das Obrigações Garantidas, antes do total cumprimento das Obrigações Garantidas.---

CLÁUSULA 6. Declarações, Garantias e Obrigações.

(a) O Fiador neste ato declara e garante a partir

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

10o.R.T.D. MICROFILME No.1.831.058

desta data, da seguinte forma:---------------------------

(i) O Fiador **(A)** é uma sociedade limitada, devidamente constituída e validamente existente, em regularidade de situação segundo as leis da República Federativa do Brasil **(B)** possui todos os poderes societários e a autoridade de uma sociedade limitada para conduzir os seus negócios, tais como este e como atualmente contemplado e para executar este Contrato de Fiança e qualquer outro Documento da Operação o qual seja parte, e para consumar as operações contempladas neste ato e por meio deste e **(C)** está devidamente qualificada para realizar negócios e, no limite legal aplicável, está com a situação regularizada em cada jurisdição onde possui propriedades ou é possuidora de propriedades ou nos locais em qual tal situação seja necessária para a realização de seus negócios, exceto onde a falha por não ser tão qualificada ou apresentar-se regularizada não resultaria em Efeito Material Adverso (conforme definido no **Contrato de Compra e Venda de Valores Mobiliários**).---------------------------------

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

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(ii) A assinatura entrega e cumprimento pelo Fiador deste Contrato de Fiança e qualquer outro Documento da Operação onde o Fiador seja parte (A) foi devidamente autorizado por todos os atos societários necessários; **(B)** não viola e não violará o seu Contrato Social ou qualquer lei aplicável em qualquer assunto relevante ou qualquer restrição contratual vinculante ao Fiador ou seus bens (exceto quando a transgressão de tal restrição contratual não resulte em Efeito Material Adverso), **(C)** não resulta, não resultará e nem demandará a criação de qualquer gravame (exceto pelos Gravames Permitidos em conformidade com qualquer Documento da Operação) sobre ou a respeito de quaisquer de seus bens, e **(D)** não resulta e não resultará em nenhum inadimplemento, não cumprimento, suspensão, revogação, prejuízo, confisco, ou não renovação de nenhuma permissão, licença, autorização ou aprovação importante, aplicável a ela, suas operações ou seus bens a não ser que tal inadimplemento, não submissão, suspensão, revogação, prejuízo, confisco, ou não renovação não resulte em Efeito Material

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

10o.R.T.D. MICROFILME No.1.831.058

Adverso.---

(iii) Exceto pelo registro deste Contrato em um Registro de Títulos e Documentos da cidade e Estado de São Paulo e outros documentos como expressamente estabelecido nos Documentos da Operação, nenhuma autorização, aprovação ou outro ato, e nenhuma notificação ou pedido de registro, em qualquer autoridade governamental é requerida para a execução, entrega e cumprimento deste Contrato de Fiança pelo Fiador ou qualquer dos outros Documentos da Operação nos quais o Fiador seja parte.---

(iv) Para cada Fiança e outros Documentos da Operação nos quais o Fiador seja ou venha a ser parte, será uma obrigação legal, válida e vinculante do Fiador, exeqüível a ele em conformidade com estas cláusulas, exceto se vier a ser limitado pela legislação aplicável de falência, insolvência, reorganização, moratória ou fraude.------------------------------------

(v) Não há nenhuma pendência ou, ao conhecimento do Fiador, nenhum litígio,

demanda ou processo contra ele ou sobre o qual sejam objeto os seus bens, perante nenhuma corte, autoridade governamental ou árbitro que se contrariamente determinado, poderia razoavelmente resultar em Efeito Material Adverso.---

(vi) O Fiador **(A)** leu e entendeu todos os termos e condições do Contrato de Compra e Venda de Valores Mobiliários e de outros Documentos da Operação, e **(B)** tem e continuará a ter meios independentes para obtenção de informações tratando dos assuntos, condição financeira e negócios da Sociedade e das outras Partes da Operação, e não tem necessidade ou direito de obter do Agente de Garantias ou das Compradoras informação sobre os Documentos da Operação, condição financeira ou negócios da Sociedade e das outras partes dos Documentos da Operação.-------------------------------

(b) O Fiador aceita e concorda que até o pagamento obrigatório total e final das Obrigações Garantidas (exceto por obrigações de indenização

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

contingenciadas sobre as quais não haja nenhuma reivindicação), irá cumprir com cada uma das obrigações (exceto pelas medidas aplicáveis apenas para empresas públicas) que estão estabelecidas na Cláusula 4 do Contrato de Compra e Venda de Valores Mobiliários como se o Fiador fosse parte dele.---

CLÁUSULA 7. Direito de Compensação. Sempre que as Obrigações Garantidas tornarem-se exigíveis contra o Fiador em decorrência deste Contrato de Fiança, qualquer Compradora poderá, e está autorizado por este instrumento, a compensar seus créditos decorrentes deste instrumento e dos Documentos da Operação contra o Fiador com todo e qualquer depósito que possua do Fiador ou com qualquer dívida devida a qualquer tempo por qualquer Compradora ao Fiador, sem restrição ao fato da Compradora ou Agente de Garantias ter ou não ter feito qualquer exigência sobre este Contrato de Fiança ou qualquer outro Documento da Operação. Os direitos de qualquer Compradora conforme esta

cláusula são um acréscimo a outros direitos e medidas (incluindo mas não se limitando, a outros direitos de compensação) os quais tal Compradora poderá ter conforme este Contrato de Fiança ou qualquer outro Documento da Operação.--------------------------------

CLÁUSULA 8. Notificações. Todas as notificações e outros comunicados relativos a este Contrato de Fiança deverão ser realizados por escrito e deverão ser enviados por correio, enviado eletronicamente ou, se entregue pessoalmente ao Fiador, no endereço estabelecido na página de assinaturas, ou, se entregue pessoalmente ao Agente de Garantias ou qualquer Compradora em seus respectivos endereços conforme definidos no Contrato de Compra e Venda de Valores Mobiliários; ou se para qualquer outra pessoa, no seu respectivo endereço. Todas essas notificações e comunicados serão válidos (i) se enviados (por correio certificado, postagem pré-paga e retornar com solicitação de recibo), no próximo dia útil com a entrega do recibo se esta ocorrer em um Dia Útil, se não for, deverá ser no próximo Dia Útil; (ii) se

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

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eletronicamente enviada, quando transmitida e a informação for recebida, contanto que seja enviada e recebida em Dia Útil e, se não for, no próximo Dia Útil; **(iii)** se entregue em mãos, no próximo Dia Útil subseqüente ao seu recebimento; ou **(iv)** 1 (um) dia útil após entregue por um serviço de entrega, , propriamente, endereçado para a parte receber o mesmo.---

CLÁUSULA 9. Tributos --------------------------------

(a) Todos os pagamentos feitos pelo Fiador sob este Contrato de Fiança ou qualquer outro Documento da Operação deverão ser feitos sem reivindicação ou qualquer dedução. Todos esses pagamentos deverão ser feitos de forma livre e desembaraçada e sem dedução de nenhum tributo atual ou futuro, impostos, deduções, contribuições, cobranças ou imposto retido na fonte e todas as dívidas relativas a este instrumento, incluindo o imposto de renda retido na fonte exigido pela legislação brasileira e excluindo os tributos impostos sobre o lucro líquido de qualquer Compradora pela jurisdição na qual Compradora é

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Lenora Pereira Hupsel de Oliveira - Rio de Janeiro

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

constituída, qualquer jurisdição onde tenha a sua principal filial financiadora ou onde os negócios do Compradora criem responsabilidade fiscal sobre o lucro para o qual a retenção do imposto retido na fonte seja feita pelo Fiador (todos esses tributos, , impostos, deduções, cobranças ou imposto retido na fonte não excluídos e as dívidas, coletivamente e individualmente serão referidos como "**Tributos**"). Se ao Fiador for exigido que deduza ou que retenha na fonte qualquer Tributo valor relativo a qualquer quantia devida neste ato ou em qualquer outro Documento da Operação;-------------------------------

(i) a quantia a ser paga deverá ser aumentada até a medida necessária, de maneira que após feitas todas deduções e retenções na fonte necessárias (incluindo Tributos sobre quantias pagáveis a qualquer Compradora), cada Compradora receba uma quantia igual à soma que teria recebido se tal dedução ou retenção não tivesse acontecido;-------

(ii) o Fiador deverá fazer tal dedução ou retenção na fonte;--

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

(iii) o Fiador deverá pagar a quantia total deduzida ou retida na fonte para a autoridade fiscal competente de acordo com a lei aplicável; e-----------

(iv) assim que possível, o Fiador deverá enviar à Compradora um carta registrada (ou, se não for possível entregar uma carta registrada, qualquer outra documentação satisfatória ao Agente de Garantias) demonstrando o pagamento dos tributos. Ademais, o Fiador concorda em pagar toda e qualquer selo ou taxas ou cobranças devidas que sejam oriundas desta pagamento ou pela execução, entrega, registro ou execução deste Contrato de Fiança ou de qualquer Documento da Operação.----------------------

(b) Se o Fiador falhar com o cumprimento das suas obrigações estabelecidas nesta Cláusula 9, ele deverá indenizar o Agente de Garantias e cada Compradora por qualquer tributo, juros ou penalidades que possam vir a ser cobradas como resultado de tal falha.-----------------------------------

CLÁUSULA 10. <u>Disposições Diversas</u>.----------------

(a) O Fiador fará cada pagamento devido conforme estabelecido neste Contrato de Fiança e nos Documentos da Operação, em moeda corrente dos Estados Unidos da América (conforme previsto nos Documentos da Operação), de acordo com as instruções do Agente de Garantias ou das Compradoras.---

(b) Nenhuma alteração ou renúncia de qualquer dispositivo deste Contrato de Fiança e nenhum consentimento para eximir o Fiador de suas obrigações sob este instrumento, será válido a não ser que seja feito por escrito e assinado pelo Fiador e pelo Agente de Garantias e então, tal renúncia ou consentimento apenas será efetivo para aquele propósito específico.-------------------------------------

(c) Nenhuma falta ou mora por parte do Agente de Garantias ou das Compradoras para o exercício de qualquer direito descrito neste Contrato de Fiança ou em qualquer outro Documento da Operação deverá funcionar como renúncia a este instrumento, nem deverá qualquer exercício individual ou parcial de

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

qualquer direito aqui previsto ou nos Documento da Operação precluir qualquer outro posterior exercício de direito deste Contrato de Fiança ou o exercício de qualquer outro direito. Os direitos e medidas legais do Agente de Garantias e das Compradoras estabelecidos aqui e em qualquer outro Documento de Operação são cumulativos e deverão se somar, mas não exclusivamente, a qualquer direito ou medida legal previstos em lei.-----------------------------------

(d) Qualquer cláusula deste Contrato de Fiança que seja proibida ou inexeqüível em qualquer jurisdição, não deverá ser efetiva em tal jurisdição, entretanto, o alcance dessa proibição ou inexequibilidade não invalida as cláusulas restantes deste ato ou afetam a validade ou exeqüibilidade de tais cláusulas em outras jurisdições.--------------------

(e) Este Contrato de Fiança deverá (i) ser vinculante sobre o Fiador, seus sucessores e cessionários, e (ii) ter efeito, juntamente com os direitos e medidas legais do Agente de Garantias, para benefício do Agente de Garantias e das

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Compradoras e seus respectivo sucessores, cessionários e garantidores. Sem prejuízo do item (ii) acima, o Agente de Garantias e as Compradoras poderão ceder ou, de qualquer outra forma, transferir seus direitos e obrigações estabelecidos neste Contrato de Fiança e no Contrato de Compra e Venda de Valores Mobiliários. Nenhum dos direitos ou obrigações do Fiador aqui estabelecidos podem ser cedidos ou transferidos sem consentimento prévio por escrito do Agente de Garantias ou de cada Compradora.---

(f) Este Contrato de Fiança reflete o total entendimento das partes que o assinam e não deverá ser contestado por qualquer outro contrato, oral ou por escrito, firmado anteriormente à data deste instrumento.--

CLÁUSULA 11. JURISDIÇÃO, CITAÇÕES E FORO. ESTE CONTRATO CONSTITUI UM "TÍTULO EXECUTIVO EXTRA-JUDICIAL" DE ACORDO COM O ARTIGO 585, INCISO II, DO CÓDIGO DE PROCESSO CIVIL BRASILEIRO E SERÁ REGIDO

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

10o.R.T.D. MICROFILME No.1.831.058

DE ACORDO COM AS LEIS DA REPÚBLICA FEDERATIVA DO BRASIL. QUALQUER DISPUTA SURGIDA A PARTIR OU RELATIVA A ESTE CONTRATO DE FIANÇA DEVERÁ SER DIRIMIDA NO FORO CENTRAL DA CIDADE DE SÃO PAULO, COM RENÚNCIA EXPRESSA DE QUALQUER OUTRA JURISDIÇÃO.---------------------------------

E, por estarem assim, justas e contratadas, firmam as partes o presente Contrato de Fiança em 3 (três) vias de igual forma e teor, na presença das duas testemunhas abaixo assinadas.-------------------------

TRI-STATE TITLE & ESCROW------------------

[assinatura ilegível]--------------------------------

Por: Guy W. Turner--------------------------------

Cargo: Presidente--------------------------------------

Cidade/Condado de Rappahannock--------------------

Comunidade/Estado da Virgínia------------------------

Juramentado e subscrito perante mim neste dia 26 de dezembro de 2007-----------------------------------

Apus minha assinatura e selo oficial.------------------

[assinatura ilegível]-------------------------------

Tabelião Público---

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

[*consta carimbo*]: JOHNNIE L. ZARECOR – Tabelião Público – Comunidade da Virgínia – Reg. No. 351816 Minha Comissão Expira 31 de outubro de 2008--------

[*consta chancela*]: JOHNNIE L. ZARECOR – TABELIÃO PÚBLICO – COMUNIDADE DA VIRGÍNIA – REG. NO. 351816-----------------------

(Página de assinatura do Contrato de Penhor de Quotas celebrado entre TRI-STATE TITLE & ESCROW, LLC e COMANCHE PARTICIPAÇÕES DO BRASIL LTDA. em 19 de Dezembro de 2007, em relação ao penhor das quotas da COMANCHE BIOCOMBUSTÍVEIS DE CANITAR LTDA.)--------

COMANCHE PARTICIPAÇÕES DO BRASIL LTDA.---

Por: Edison Valter Lelis Ferreira / João Eduardo Pesciotto de Carvalho------------------------------------

CPF: 004.203.488-40 / 215.120.618-16---------------

Testemunhas:--

1. [*assinatura ilegível*]------------------------------------

Nome: Elaine Freitas Leme Cardoso-----------------

RG: 17360155-8--

2. [*assinatura ilegível*]------------------------------------

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 - salas 811 e 814
Rio de Janeiro - Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL - Rio de Janeiro -

10o.R.T.D. MICROFILME No.1.831.038

Nome: Ariane S. Melo-----------------------------------

RG: 32099375-5---

Acompanha o documento um reconhecimento emitido pelo Cartório do 11º Tabelião de Notas de São Paulo datado de 20 de dezembro de 2007 e assinado por Vicente de Almeida, escrevente, reconhecendo as assinaturas de Edison Valter Lelis Ferreira e João Eduardo Pesciotto de Carvalho.------------------------

Acompanha o documento um reconhecimento emitido pelo Cartório do 11º Tabelião de Notas de São Paulo datado de 20 de dezembro de 2007 e assinado por Vicente de Almeida, escrevente, reconhecendo as assinaturas de Elaine Freitas Leme Cardoso e Ariane Santos de Melo.--

COMUNIDADE DA VIRGÍNIA------------------------

[*brasão de armas*]-----------------------------------

Escritório da Secretária da Comunidade----------------

Eu, Katherine K. Hanley, Secretária da Comunidae, e como tal, guardiã dos Selos Superior e Inferior, pelo presente ato certifico que Johnnie L. Zarecor, cujo nome está assinado no Certificado em anexo datado de 26 de dezembro de 2007, é e era, no momento da

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

assinatura do mesmo um Tabelião Público, Comunidade da Virgínia; e está autorizada pelas leis de tal Comunidade a realizar e assinar tal instrumento e a todos os atos oficiais devem ser dados plena fé, crédito e autoridade.-----------------------------------

Apus minha assinatura e abaixo o Grande Selo da Comunidade, em Richmond, em 27 de dezembro de 2007 e no 232º ano da Comunidade.--------------------

[*assinatura ilegível*]------------------------------------

Secretária da Comunidade-----------------------------

2224033---

[*consta selo*]--

08008623-2---

ESTADOS UNIDOS DA AMÉRICA -------------------

[*brasão de armas*] --------------------------------------

DEPARTAMENTO DE ESTADO ---------------------

A todos quantos o presente virem, Saudações: ---------

Eu certifico Que o documento a este anexado está sob o Selo do Estado da Virgínia e que a tal Selo são dados plena fé e crédito.* ------------------------------

Em testemunho do que, Eu, Condoleezza Rice, Secretária de Estado, fiz com que o selo do

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

Lenora Pereira Hupsel de Oliveira TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL Rio de Janeiro

10o.R.T.D. MICROFILME No.1.831.058

Departamento de Estado fosse afixado e meu nome assinado, no presente, pela Diretora Adjunta de Autenticação, do dito Departamento, na cidade de Washington, no Distrito de Colúmbia, neste trigésimo primeiro dia de dezembro de 2007. ---------------------
[*assinatura ilegível*]------------------------------------
Secretária de Estado------------------------------------
Por [*assinatura ilegível*] ------------------------------
Diretora Adjunta de Autenticação, Departamento de Estado ---
* O Departamento não assume qualquer responsabilidade pelo teor do documento em anexo.---
Este certificado não é válido caso seja removido ou alterado sob qualquer forma. ---------------------------
Emitido consonante a CHXIV, Estado de 15 de setembro de 1789, 1 Stat. 68-69; 22 USC 2657; 22USC 2651a; 5 USC 301; 28 USC 1733 et. seq.; 8 USC 1443(f); NORMA 44 Norma Federal de Processo Civil.---
[*consta chancela*]: DEPARTAMENTO DE ESTADO – ESTADOS UNIDOS DA AMÉRICA -------------------
Acompanha o documento um reconhecimento emitido

Lenora Pereira Hupsel de Oliveira
Tradutora Pública Juramentada e Intérprete Comercial
Inglês-Português
Matriculada na Junta Comercial do Estado do Rio de Janeiro sob nº165
A.BPS Idiomas e Traduções Ltda.
Av. Passos, 115 – salas 811 e 814
Rio de Janeiro – Centro
Tel: 2213-2986 e Fax: 2518-3817
e-mail: abps@abpstraducoes.com.br

TRADUTORA PÚBLICA E INTÉRPRETE COMERCIAL
Lenora Pereira Hupsel de Oliveira
Rio de Janeiro

pela Embaixada do Brasil em Washington, datado de 2 de janeiro de 2008 e assinado por Luiz Alberto de Miranda Mendes, Vice-Cônsul, reconhecendo a assinatura de Fernesia T. Crawford. -------------------

Rio de Janeiro, 7 de janeiro de 2008. ---------------